Exhibit 99.1

[THOMAS PROPERTIES GROUP, INC. LOGO]

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Fourth Quarter 2007

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Fourth Quarter 2007

TABLE OF CONTENTS

Corporate
Company Background	3
Quarterly Highlights	3

Supplemental Financial Information
Operating and Financial Information	4
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Unconsolidated Real Estate Entities Statements of Operations	7
Unconsolidated Real Estate Entities Balance Sheets	8
Pro-Rata Consolidated Statements of Operations	9
Pro-Rata Consolidated Balance Sheets	11
Earnings Before Depreciation, Amortization and Deferred Taxes	12
After Tax Cash Flow	14
Investment Advisory, Management, Leasing And Development Services	16
Portfolio Data	17
Debt Summary	21
Capital Structure	23
Other Information	24

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2006, as amended by Amendment No. 1 thereto on Form 10-K/A, and our quarterly reports on Form 10-Q for 2007, which have been filed with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of December 31, 2007, we own interests in and asset manage 25 operating properties with 13.0 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for the development of up to approximately 6.5 million rentable square feet of space.

QUARTERLY HIGHLIGHTS

On December 31, 2007, we and our co-general partner acquired the limited partner interest held by the historic tax credit investor in our mixed-use residential/office/retail property located at 2121 Market Street in Philadelphia, Pennsylvania. Our share of the total purchase price of $1.2 million was $600,000. The remaining interests in this project are held equally by us and our co-general partner.

On December 31, 2007, we exercised our option to purchase the remaining 11% interest in One Commerce Square for $2.0 million, resulting in our 100% ownership of One Commerce Square. We intend to exercise our option to purchase the remaining 11% interest in Two Commerce Square in 2008.

During 2007, we recognized $4.4 million of deferred gains related to the sale of a parcel of land at El Segundo in September of 2006 which is to be recognized as we complete required infrastructure improvements. As of December 31, 2007, we have $3.4 million remaining in deferred gains that we expect to recognize during 2008.

During the fourth quarter of 2007, we paid $6.6 million to reduce the principal balance on the Murano loan, which is secured by our preferred equity interest. In addition, the loan was extended through July 8, 2008 and requires monthly payments of $1.5 million. The loan will be fully amortized on the maturity date.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non- GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 12 -13 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 14—15 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006
	(unaudited)		(unaudited)	(audited)
Revenues:
Rental	$8,072	$8,190	$32,646	$33,076
Tenant reimbursements	4,914	5,080	20,287	19,399
Parking and other	1,106	886	4,051	3,945
Investment advisory, management, leasing, and development services	1,892	2,017	13,535	7,913
Investment advisory, management, leasing, and development services-unconsolidated real estate entities	5,884	4,596	21,013	14,241

Total revenues	21,868	20,769	91,532	78,574

Expenses:
Rental property operating and maintenance	4,332	3,326	16,740	15,115
Real estate taxes	1,509	1,473	6,087	5,904
Investment advisory, management, leasing, and development services	4,727	2,865	15,359	9,759
Rent—unconsolidated real estate entities	60	57	241	227
Interest	5,316	4,692	17,721	20,570
Depreciation and amortization	2,828	3,144	11,604	12,661
General and administrative	4,334	5,447	18,937	17,202

Total expenses	23,106	21,004	86,689	81,438

Gain on sale of real estate	1,151	1,041	4,441	10,640
Loss from early extinguishment of debt	—	—	—	(360)
Interest income	1,568	1,107	6,014	2,974
Equity in net loss of unconsolidated real estate entities	(5,487)	(3,409)	(14,853)	(12,909)
Minority interests—unitholders in the Operating Partnership	1,471	849	(249)	1,577
Minority interests in consolidated real estate entities	35	18	122	(472)

(Loss)/income before (provision) benefit for income taxes	(2,500)	(629)	318	(1,414)
Benefit (provision) for income taxes	931	(938)	(1,221)	(635)

Net loss	$(1,569)	$(1,567)	$(903)	$(2,049)

Loss per share-basic	$(0.07)	$(0.11)	$(0.04)	$(0.14)
Loss per share-diluted	$(0.07)	$(0.11)	$(0.04)	$(0.14)

Weighted average common shares—basic	23,643,502	14,354,703	20,739,371	14,339,032
Weighted average common shares—diluted	23,643,502	14,354,703	20,739,371	14,339,032

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2007	December 31, 2006
	(unaudited)	(audited)
ASSETS
Investments in real estate	574,983	$442,798
Less accumulated depreciation	$(111,619)	(106,644)

	463,364	336,154
Investments in unconsolidated real estate entities	49,199	52,364
Cash and cash equivalents	126,647	64,343
Restricted cash	26,251	21,500
Rents and other receivables, net	2,352	2,195
Receivables—unconsolidated real estate entities	6,640	4,074
Deferred rents	11,932	17,610
Deferred leasing and loan costs, net	15,815	14,707
Other assets	18,692	5,133

Total assets	720,892	$518,080

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgage, other secured, and unsecured loans	$396,007	$331,828
Accounts payable and other liabilities	74,733	35,458
Dividends and distributions payable	2,354	1,916
Due to affiliate	2,000	—
Prepaid rent	3,402	3,558
Deferred tax liability	—	2,392

Total liabilities	478,496	375,152

Minority interests:
Unitholders in the Operating Partnership	93,492	76,390
Minority interests in consolidated real estate entities	4,581	4,288

Total minority interests	98,073	80,678

Common stock	237	144
Limited voting stock	145	167
Additional paid-in capital	159,420	71,095
Retained deficit and dividends including $329 and $258 of other comprehensive loss as of December 31, 2007 and December 31, 2006, respectively	(15,479)	(9,156)

Total stockholders’ equity	144,323	62,250

Total liabilities and stockholders’ equity	720,892	$518,080

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(In thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three and the twelve months ended December 31, 2007 and 2006. See the list of our unconsolidated properties on page 17.

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006
Revenues:
Rental	$51,101	$26,614	$171,169	$97,582
Tenant reimbursements	15,765	10,023	48,966	19,998
Parking and other	8,823	4,876	30,272	18,070

Total revenues	75,689	41,513	250,407	135,650

Expenses:
Rental property operating and maintenance	29,768	19,919	99,062	68,339
Real estate taxes	8,548	5,040	31,777	16,427
Interest	36,905	17,259	118,183	56,796
Depreciation and amortization	37,657	14,664	107,630	55,504

Total expenses	112,878	56,882	356,652	197,066

Loss from continuing operations	(37,189)	(15,369)	(106,245)	(61,416)
Gain on sale of real estate	—	195	7,932	6,328
Minority interest	(26)	(25)	(104)	(1,650)
Loss from discontinued operations	(18)	(716)	(270)	(1,621)

Net loss	$(37,233)	$(15,915)	$(98,687)	$(58,359)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of December 31, 2007 and December 31, 2006. See the list of our unconsolidated properties on page 17.

	December 31, 2007	December 31, 2006
ASSETS
Investments in real estate, net	$2,326,679	$1,007,854
Land held for sale	3,418	3,358
Cash and cash equivalents	35,192	9,903
Restricted cash	83,263	60,738
Rents, deferred rents and other receivables, net	62,954	40,754
Deferred charges and other assets, net	212,082	131,423
Assets associated with discontinued operations	28	14,767

Total assets	$2,723,616	$1,268,797

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,162,556	$1,037,491
Accounts and interest payable and other liabilities	208,977	72,664
Obligations associated with discontinued operations	23	13,676

Total liabilities	2,371,556	1,123,831
Owners’ equity	352,060	144,966

Total liabilities and owners’ equity	$2,723,616	$1,268,797

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended December 31, 2007 and 2006, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended December 31, 2007			For the three months ended December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,072	$9,484	$17,556	$8,190	$6,141	$14,331
Tenant reimbursements	4,914	2,253	7,167	5,080	2,428	7,508
Parking and other	1,106	1,660	2,766	886	1,158	2,044
Investment advisory, management, leasing, and development services	1,892	—	1,892	2,017	—	2,017
Investment advisory, management, leasing, and development services -unconsolidated real estate entities	5,884	91	5,975	4,596	—	4,596

Total revenues	21,868	13,488	35,356	20,769	9,727	30,496

Expenses:
Rental property operating and maintenance	4,332	4,940	9,272	3,326	4,002	7,328
Real estate taxes	1,509	1,311	2,820	1,473	1,250	2,723
Investment advisory, management, leasing, and development services	4,727	—	4,727	2,865	—	2,865
Rent—unconsolidated real estate entities	60	—	60	57	—	57
Interest	5,316	6,437	11,753	4,692	4,449	9,141
Depreciation and amortization	2,828	6,285	9,113	3,144	3,551	6,695
General and administrative	4,334	—	4,334	5,447	—	5,447

Total expenses	23,106	18,973	42,079	21,004	13,252	34,256

Gain on sale of real estate	1,151	—	1,151	1,041	—	1,041
Interest income	1,568	—	1,568	1,107	—	1,107
Equity in net loss of unconsolidated real estate entities	(5,487)	5,487	—	(3,409)	3,409	—
Minority interests—unitholders in the Operating Partnership	1,471	—	1,471	849	—	849
Minority interests in consolidated real estate entities	35	—	35	18	—	18

Loss /income before income/(loss) from discontinued operations and benefit
(provision) for income taxes	(2,500)	2	(2,498)	(629)	(116)	(745)
Income (loss) from discontinued operations	—	(2)	(2)	—	116	116

Loss before benefit (provision) for income taxes	(2,500)	—	(2,500)	(629)	—	(629)
Benefit (provision) for income taxes	931	—	931	(938)	—	(938)

Net loss	$(1,569)	$—	$(1,569)	$(1,567)	$—	$(1,567)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (NON-GAAP)—CONTINUED

(In thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the twelve months ended December 31, 2007 and 2006, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the twelve months ended December 31, 2007			For the twelve months ended December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$32,646	$35,322	$67,968	$33,076	$25,238	$58,314
Tenant reimbursements	20,287	8,450	28,737	19,399	5,087	24,486
Parking and other	4,051	6,025	10,076	3,945	4,636	8,581
Investment advisory, management, leasing, and development services	13,535	—	13,535	7,913	—	7,913
Investment advisory, management, leasing, and development services -unconsolidated real estate entities	21,013	91	21,104	14,241	—	14,241

Total revenues	91,532	49,888	141,420	78,574	34,961	113,535

Expenses:
Rental property operating and maintenance	16,740	17,989	34,729	15,115	15,870	30,985
Real estate taxes	6,087	5,893	11,980	5,904	4,144	10,048
Investment advisory, management, leasing, and development services	15,359	—	15,359	9,759	—	9,759
Rent—unconsolidated real estate entities	241	—	241	227	—	227
Interest	17,721	23,140	40,861	20,570	14,828	35,398
Depreciation and amortization	11,604	19,712	31,316	12,661	14,437	27,098
General and administrative	18,937	—	18,937	17,202	—	17,202

Total expenses	86,689	66,734	153,423	81,438	49,279	130,717

Gain on sale of real estate	4,441	1,983	6,424	10,640	1,722	12,362
Loss from early extinguishment of debt	—	—	—	(360)	—	(360)
Interest income	6,014	—	6,014	2,974	—	2,974
Equity in net loss of unconsolidated real estate entities	(14,853)	14,853	—	(12,909)	12,909	—
Minority interests—unitholders in the Operating Partnership	(249)	—	(249)	1,577	—	1,577
Minority interests in consolidated real estate entities	122	—	122	(472)	—	(472)

Income (loss) before income (loss) from discontinued operations and provision for for income taxes	318	(10)	308	(1,414)	313	(1,101)
Income (loss) from discontinued operations	—	10	10	—	(313)	(313)

Income (loss) before provision for income taxes	318	—	318	(1,414)	—	(1,414)
Provision for income taxes	(1,221)	—	(1,221)	(635)	—	(635)

Net loss	$(903)	$—	$(903)	$(2,049)	$—	$(2,049)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (NON-GAAP) —CONTINUED

(In thousands)

(unaudited)

The following is the pro-rata consolidated balance sheets of TPGI as of December 31, 2007 and December 31, 2006, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	December 31, 2007			December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$463,364	$366,874	$830,238	$336,154	$251,773	$587,927
Investments in unconsolidated real estate entities	49,199	(49,199)	—	52,364	(52,364)	—
Land held for sale	—	855	855	—	839	839
Cash and cash equivalents	126,647	3,421	130,068	64,343	2,554	66,897
Restricted cash	26,251	15,354	41,605	21,500	14,044	35,544
Rents, deferred rents and other receivables, net	20,924	14,486	35,410	23,879	10,062	33,941
Deferred charges and other assets, net	34,507	32,932	67,439	19,840	37,998	57,838
Assets associated with discontinued operations	—	7	7	—	3,692	3,692

Total assets	$720,892	$384,730	$1,105,622	$518,080	$268,598	$786,678

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$396,007	$355,897	$751,904	$331,828	$246,755	$578,583
Accounts payable, dividends and distributions payable, and other	82,489	28,827	111,316	43,324	18,424	61,748
Obligations associated with discontinued operations	—	6	6	—	3,419	3,419

Total liabilities	478,496	384,730	863,226	375,152	268,598	643,750
Minority interests	98,073	—	98,073	80,678	—	80,678
Total stockholders’ equity	144,323	—	144,323	62,250	—	62,250

Total liabilities and stockholders’ equity	$720,892	$384,730	$1,105,622	$518,080	$268,598	$786,678

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBD T) (NON-GAAP)

(In thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Loss to EBDT:

	For the three months ended December 31, 2007			For the three months ended December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(1,569)	$—	$(1,569)	$(1,567)	$—	$(1,567)
Deferred income tax (benefit) expense	(931)	—	(931)	938	—	938
Minority interests	(1,506)	—	(1,506)	(867)	—	(867)
Depreciation and amortization	2,828	6,285	9,113	3,144	3,585	6,729
Depreciation and amortization from discontinued operations	—	—	—	—	43	43
Amortization of loan costs	82	437	519	129	521	650
Amortization of loan costs from discontinued operations	—	—	—	—	34	34

EBDT	$(1,096)	$6,722	$5,626	$1,777	$4,183	$5,960

TPGI share of EBDT (1)	$(663)	$4,068	$3,405	$802	$1,889	$2,691

EBDT per share—basic			$0.14			$0.19

EBDT per share—diluted			$0.14			$0.19

Weighted average common shares outstanding—basic			23,643,502			14,354,703

Weighted average common shares outstanding—diluted			23,643,502			14,368,763

(1)	Based on a weighted average interest in our operating partnership of 60.5% and 45.2% for the three months ended December 31, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (NON-GAAP)—CONTINUED

(In thousands, except share and per share data)

(unaudited)

Reconciliation of Net Loss to EBDT:

	For the twelve months ended December 31, 2007			For the twelve months ended December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(903)	$—	$(903)	$(2,049)	$—	$(2,049)
Deferred income tax expense	1,221	—	1,221	635	—	635
Minority interests	127	—	127	(1,105)	—	(1,105)
Depreciation and amortization	11,604	19,712	31,316	12,661	14,610	27,271
Depreciation and amortization from discontinued operations	—	12	12	—	156	156
Amortization of loan costs	327	1,681	2,008	487	1,407	1,894
Amortization of loan costs from discontinued operations	—	—	—	—	173	173

EBDT	$12,376	$21,405	$33,781	$10,629	$16,346	$26,975

TPGI share of EBDT (1)	$6,943	$12,008	$18,951	$4,787	$7,429	$12,216

EBDT per share—basic			$0.91			$0.85

EBDT per share—diluted			$0.91			$0.85

Weighted average common shares outstanding—basic			20,739,371			14,339,032

Weighted average common shares outstanding—diluted			20,766,182			14,352,913

(1)	Based on a weighted average interest in our operating partnership of 56.1% and 45.3% for the twelve months ended December 31, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)

(In thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Loss to ATCF:

	For the three months ended December 31, 2007			For the three months ended December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net loss	$(1,569)	$—	$(1,569)	$(1,567)	$—	$(1,567)
Deferred income tax (benefit) expense	(931)	—	(931)	938	—	938
Minority interests	(1,506)	—	(1,506)	(867)	—	(867)
Depreciation and amortization	2,828	6,285	9,113	3,144	3,585	6,729
Depreciation and amortization from discontinued operations	—	—	—	—	43	43
Amortization of loan costs	82	437	519	129	521	650
Amortization of loan costs from discontinued operations	—	—	—	—	34	34
Non-cash compensation expense	849	—	849	1,381	—	1,381
Straight-line rent adjustments	1,473	(669)	804	1,478	(538)	940
Fair market value of rent adjustments	(12)	(613)	(625)	(1)	36	35

ATCF	$1,214	$5,440	$6,654	$4,635	$3,681	$8,316

TPGI share of ATCF (1)	$735	$3,293	$4,028	$2,093	$1,662	$3,755

ATCF per share—basic			$0.17			$0.26

ATCF per share—diluted			$0.17			$0.26

Weighted average common shares outstanding—basic			23,643,502			14,354,703

Weighted average common shares outstanding—diluted			23,643,502			14,368,763

(1)	Based on a weighted average interest in our operating partnership of 60.5% and 45.2% for the three months ended December 31, 2007 and 2006, respectively. 14

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (NON-GAAP)—CONTINUED

(In thousands, except share and per share data)

( unaudited)

Reconciliation of Net Loss to ATCF:

	For the twelve months ended December 31, 2007			For the twelve months ended December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pcro-Rata
Net loss	$(903)	$—	$(903)	$(2,049)	$—	$(2,049)
Deferred income tax expense	1,221	—	1,221	635	—	635
Minority interests	127	—	127	(1,105)	—	(1,105)
Depreciation and amortization	11,604	19,712	31,316	12,661	14,610	27,271
Depreciation and amortization from discontinued operations	—	12	12	—	156	156
Amortization of loan costs	327	1,681	2,008	487	1,407	1,894
Amortization of loan costs from discontinued operations	—	—	—	—	173	173
Non-cash compensation expense	3,765	—	3,765	3,754	—	3,754
Straight-line rent adjustments	5,857	(3,410)	2,447	5,543	(3,288)	2,255
Fair market value of rent adjustments	(16)	(1,428)	(1,444)	(259)	76	(183)

ATCF	$21,982	$16,567	$38,549	$19,667	$13,134	$32,801

TPGI share of ATCF (1)	$12,332	$9,294	$21,626	$8,890	$5,970	$14,860

ATCF per share—basic			$1.04			$1.04

ATCF per share—diluted			$1.04			$1.04

Weighted average common shares outstanding—basic			20,739,371			14,339,032

Weighted average common shares outstanding—diluted			20,766,182			14,352,913

(1)	Based on a weighted average interest in our operating partnership of 56.1% and 45.3% for the twelve months ended December 31, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(In thousands)

(unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006
Property management, leasing, and development services fees	$7,900	$7,715	$28,811	$23,602
Investment advisory fee:
Asset management fees	2,045	1,574	7,536	5,372
Acquisition and disposition fees	150	—	7,833	1,475

Total fees	10,095	9,289	44,180	30,449
Investment advisory, management, leasing and development services expenses	(4,727)	(2,865)	(15,359)	(9,759)

Net investment advisory, management, leasing and development services income	$5,368	$6,424	$28,821	$20,690

GAAP Presentation:
Total fees	10,095	9,289	44,180	30,449
Elimination of intercompany fee revenues	(2,319)	(2,676)	(9,632)	(8,295)

Investment advisory, management, leasing, and development services revenues	$7,776	$6,613	$34,548	$22,154

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2007

Our Ownership Properties

	Location	TPGI Percentage Interest		Rentable Square Feet (1)		Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)	Loan Balance at December 31, 2007
Consolidated properties:
One Commerce Square	Philadelphia, PA	100.0	%(5)	942,866		95.1%	N/A	$12,660,000		N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0	(5)	953,276		99.4	N/A	14,159,000	(6)	N/A	149,753,000

Total/Weighted Average:				1,896,142		97.8%		$26,819,000			$279,753,000

Unconsolidated properties:
2121 Market Street	Philadelphia, PA	50.0	%(7)	22,136	(7)	100.0%	N/A	$2,183,000	(7)	N/A	$19,122,000
Reflections I	Reston, VA	25.0		123,546		100.0	N/A	2,791,000		N/A	22,527,000
Reflections II	Reston, VA	25.0		64,253		100.0	N/A	1,495,000		N/A	9,386,000
2500 City West	Houston, TX	25.0		578,284		95.5	N/A	7,394,000		N/A	79,671,000
Fair Oaks Plaza	Fairfax, VA	25.0		179,688		85.9	N/A	2,642,000		N/A	44,300,000
San Felipe Plaza	Houston, TX	25.0		980,472		97.6	N/A	13,797,000		N/A	111,156,000
CityWestPlace	Houston, TX	25.0		1,473,020		97.5	N/A	23,535,000		N/A	211,225,000
City National Plaza	Los Angeles, CA	21.3		2,496,084		81.4	2009	65,262,000		$66,665,000	529,250,000
Four Falls Corporate Center	Conshohocken PA	25.0		253,985		78.3	2008	4,989,000		2,401,000	52,067,000
Oak Hill Plaza	King of Prussia, PA	25.0		164,360		92.9	2009	2,999,000		715,000	44,452,000
Walnut Hill Plaza	King of Prussia, PA	25.0		150,573		83.3	2009	2,227,000		1,368,000	—	(8)
Brookhollow Central I, II and III	Houston, TX	25.0		804,181		66.5	2009	9,513,000		33,212,000	40,900,000
Centerpointe I, II	Fairfax, VA	25.0		421,651		87.0	2010	9,139,000		22,281,000	91,000,000
San Jacinto Center	Austin, TX	6.3		403,329		91.8	2009	6,950,000		6,788,000	101,000,000
Frost Bank Tower	Austin, TX	6.3		530,533		84.7	2009	11,791,000		7,908,000	150,000,000
One Congress Plaza	Austin, TX	6.3		517,849		85.1	2009	8,507,000		4,741,000	128,000,000
One American Center	Austin, TX	6.3		505,770		80.1	2009	8,939,000		5,709,000	120,000,000
300 W. 6th	Austin, TX	6.3		446,637		85.2	2009	9,883,000		3,881,000	127,000,000
Research Park Plaza I & II	Austin, TX	6.3		271,882		88.6	2009	4,681,000		1,485,000	51,500,000
Park 22 I-III	Austin, TX	6.3		203,716		90.1	2009	2,035,000		2,350,000	—	(9)
Great Hills Plaza	Austin, TX	6.3		135,333		55.2	2009	2,289,000		2,108,000	—	(9)
Stonebridge Plaza II	Austin, TX	6.3		193,131		98.1	2009	2,984,000		655,000	37,500,000
Westech 360 I-IV	Austin, TX	6.3		178,777		80.1	2009	2,913,000		3,296,000	—	(9)

Total/Weighted Average:				11,099,190		86.5%		$208,938,000		$165,563,000	$1,970,056,000

(1)	Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.
(2)	For properties under renovation, represents the year in which stabilization, or 93% occupancy, is expected to occur.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2007—CONTINUED

(3)	For properties stabilized as of December 31, 2007, estimated stabilized net operating income (NOI) represents the expected annualized NOI as of December 31, 2007. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.
(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.
(5)	TPGI has an option to purchase the remaining 11% interest in Two Commerce Square for a maximum price of $2 million that we expect to exercise in the first half of 2008. TPGI exercised its option to purchase the 11% interest in One Commerce Square as of December 31, 2007.
(6)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over-market rental amount. The estimated present value of the over-market rent as of December 31, 2007 is approximately $10,538,000.
(7)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the NOI includes 168 residential units comprising 132,823 square feet.
(8)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance for this property is included with the Oak Hill Plaza loan balance.
(9)	Three of our Austin, Texas properties collectively secure a bank term loan in the aggregate amount of $192.5 million.

Lease Expirations

In the tables below, for properties where existing leases have been renewed or replaced, the later expiration date is used.

Consolidated Properties’ Lease Expirations				Unconsolidated Properties’ Lease Expirations				TPGI Percentage Interest Unconsolidated Properties’ Lease Expirations
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	51,700	—	—	Vacant	1,501,557	—	—	Vacant	262,928	—	—
2008	339,211	$22.12	$21.58	2008	1,038,570	$14.88	$15.01	2008	194,936	$14.29	$14.40
2009	84,249	25.16	14.58	2009	475,606	13.11	14.05	2009	67,130	14.66	15.40
2010	81,522	27.94	18.98	2010	883,902	14.90	15.58	2010	152,223	15.55	16.26
2011	112,159	15.04	14.48	2011	728,244	14.71	18.51	2011	119,491	13.82	18.43
2012	390,945	15.34	16.54	2012	976,400	16.25	19.70	2012	155,074	18.31	18.31
Thereafter	836,356	22.39	21.63	Thereafter	5,494,911	11.37	19.71	Thereafter	1,089,952	10.33	19.50

Total	1,896,142			Total	11,099,190			Total	2,041,733

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2007—CONTINUED

Our Development Properties

Development Properties	Location	TPGI Percentage Interest	Number of Acres	Property Types	$Potential Square Feet upon Completion/Development		Book Value	Loan Balance
Four Points Centre	Austin, TX	100.0%	259.8	Office/Retail/R&D/Hotel	1,660,000	(1)	$35,660,000	$4,895,000
Murano	Philadelphia, PA	73.0	1.1	Residential-condominium	576,000	(2)(3)	132,390,000	90,200,000
2100 JFK Boulevard	Philadelphia, PA	100.0	0.7	Office/Retail/Residential	366,000		4,857,000	—
Campus El Segundo	El Segundo, CA	100.0	26.1	Office/Retail/R&D/Hotel	1,925,000	(4)	48,491,000	17,259,000
2500 City West land	Houston, TX	25.0	6.3	Office/Retail/Hotel/Residential	500,000		6,902,000	—
CityWestPlace land	Houston, TX	25.0	24.0	Office/Retail/Hotel/Residential	1,500,000		21,013,000	—

Total			318.0		6,527,000		$249,313,000	$112,354,000

(1)	We commenced construction of two buildings totaling approximately 192,000 square feet at Four Points Centre in the second quarter of 2007. We expect construction to be substantially complete in the third quarter of 2008.
(2)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we own a 73.0% ownership interest in Murano.
(3)	The construction of Murano, a 302-unit high-rise residential condominium project, commenced in the second quarter of 2006. We expect construction to be substantially complete in the second quarter of 2008.
(4)	The total Campus El Segundo development project is comprised of 46.5 acres and, as currently planned, will consist of up to 2.175 million square feet of mixed-use development. A 14.1 acre parcel, which may include up to approximately 250,000 square feet of development, was sold in August 2006. In addition, in August 2006, a 5.4 acre parcel was sold and a 1.0 acre parcel of the Campus El Segundo property was deeded to the City of El Segundo. The remaining 26.1 acre parcel will support up to 1.9 million square feet of development.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF DECEMBER 31, 2007—CONTINUED

Our Managed Properties

Managed Properties	Location	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	242,176	90.1%
Pacific Financial Plaza	Newport Beach, CA	279,474	99.0
1835 Market Street	Philadelphia, PA	686,503	82.4
CalEPA Headquarters	Sacramento, CA	950,939	100.0

Total/Weighted Average		2,159,092	93.2%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of December 31, 2007:

Secured debt	Interest Rate	Outstanding debt	Maturity
One Commerce Square mortgage loan	5.7%	$130,000	1/6/2016
Two Commerce Square:
Mortgage Loan	6.3	110,019	5/9/2013
Senior mezzanine loan	18.3	35,449	1/9/2010
Junior mezzanine loan	15.0	4,285	1/9/2010
Campus El Segundo mortgage loan	7.5	17,259	10/10/2008	(1)
Four Points Centre construction loan	7.3	4,895	6/11/2010
Murano construction loan	7.9	79,321	7/31/2009
Murano loan	8.6	10,879	7/7/2008	(2)

Total secured debt		$392,107

Unsecured and other debt

Former minority partner	5.0%	3,900	10/12/2009

		$3,900

Weighted-average interest rate at December 31, 2007	7.6%

(1)	The loan has two one-year extension options at our election.

(2)	The loan balance will be fully amortized on the maturity date of the loan.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY—CONTINUED

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of December 31, 2007:

	Interest Rate	Principal Amount	Maturity Date		TPGI Share of Principal Amount
City National Plaza	6.3%	$529,250	7/17/08	(1)	$112,943
CityWestPlace
Senior mortgage loan	6.2	121,000	7/6/16		30,250
Senior mortgage loans (Note A and B)	5.7	90,225	6/1/08	(2)	22,556
San Felipe	5.5	111,156	8/11/10		27,789
2500 City West	5.6	79,671	8/11/10		19,918
Brookhollow Central I, II, and III	6.9	40,900	8/9/08	(1)	10,226
Four Falls Corporate Center	5.8	52,067	3/6/10		13,017
Oak Hill Plaza/Walnut Hill Plaza	5.8	44,452	3/6/10		11,113
2121 Market Street	6.1	19,122	8/1/33		9,561
Reflections I	5.2	22,527	4/1/15		5,632
Reflections II	5.2	9,386	4/1/15		2,347
Centerpointe I and II	5.9	91,000	1/31/09	(2)	22,750
Fair Oaks Plaza	5.5	44,300	1/31/17		11,075
San Jacinto	6.1	101,000	6/11/17		6,313
Frost Bank Tower	6.1	150,000	6/11/17		9,375
One Congress Plaza	6.1	128,000	6/11/17		8,000
One American Center	6.0	120,000	6/11/17		7,500
300 W. 6th St.	6.0	127,000	6/11/17		7,938
Research Park Plaza I & II	5.9	51,500	6/9/09	(2)	3,219
Stonebridge Plaza II	5.8	37,500	6/9/09	(2)	2,344
Austin bank term loan	6.9	192,500	6/1/13		12,031

		$2,162,556			$355,897

Weighted-average interest rate at December 31, 2007	5.9%

(1)	The loan has two one-year extension options at our election.

(2)	The loan has three one-year extension options at our election.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of December 31, 2007:

Debt		Aggregate Principal
Mortgage loans		$257,278
Other Loans		138,729

Total consolidated debt		396,007
Company share of unconsolidated debt		355,897

Total combined debt		751,904

Equity	Shares/Units Outstanding	Market Value (1)
Common stock	23,747,936	$256,003
Operating partnership units	15,485,002	166,928

Total common equity	39,232,938	$422,931

Total consolidated market capitalization		$818,938

Total combined market capitalization (2)		$1,174,835

(1)	Based on the closing price of $10.78 per share of TPGI common stock on December 31, 2007.

(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations Diana M. Laing Chief Financial Officer 515 South Flower Street Sixth Floor Los Angeles, CA 90071 Phone: (213) 613-1900 E-mail: dlaing@tpgre.com	Transfer Agent and Registrar Computershare Trust Company P.O. Box 43023 Providence, RI 02940-3023 Phone: (781) 575-2879	Stock Market Listing NASDAQ: TPGI

Board of Directors and Executive Officers
James A. Thomas Randall L. Scott John R. Sischo Thomas S. Ricci Diana M. Laing Robert D. Morgan R. Bruce Andrews Edward D. Fox John L. Goolsby Winston H. Hickox

Chairman, President and CEO

Executive Vice President, Director

Executive Vice President, Director

Executive Vice President

Chief Financial Officer and Secretary

Senior Vice President, Accounting and Administration

Director

Director

Director

Director